UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05723

Name of Fund:  Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Developing Capital Markets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 -   Report to Stockholders


Annual Report
June 30, 2006


Merrill Lynch
Developing Capital Markets
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Developing Capital Markets Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of June 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Petroleo Brasileiro SA                             5.6%
OAO Gazprom                                        5.6
Kookmin Bank                                       4.7
Samsung Electronics Co., Ltd.                      2.5
GS Engineering & Construction Corp.                2.3
Sasol Ltd.                                         2.1
Corporation GEO, SA de CV Series B                 2.1
Shin Kong Financial Holding Co., Ltd.              2.0
Surgutneftegaz (Preferred Shares)                  1.8
CNOOC Ltd.                                         1.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Brazil                                            17.4%
South Korea                                       16.3
Russia                                            11.1
South Africa                                       7.9
Taiwan                                             6.7
Mexico                                             6.6
China                                              5.9
India                                              5.5
Thailand                                           4.5
Egypt                                              2.3
Indonesia                                          2.1
Turkey                                             1.7
Israel                                             1.3
Philippines                                        1.2
Oman                                               0.8
Malaysia                                           0.2
Czech Republic                                     0.1
Other*                                             8.4

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund delivered very strong returns for the period, with significant contributions from holdings in Brazil, India and Russia.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +36.46%, +35.42%, +35.45% and +36.80%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Index returned +35.91% and the Lipper Emerging Markets Funds category posted an average return of +34.42%. (Funds in this Lipper category invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures.)

The fiscal year was marked by strong liquidity flows into the emerging markets, most notably in the so-called BRIC markets (Brazil, Russia, India and China), where large fund flows were matched by good returns. After almost a year of gains, these markets were hit by increased volatility in mid-May and early June, as risk aversion rose sharply. However, the asset class began to recover in the late part of June.

Our positions in Latin American markets, particularly the Fund's overweight exposure to Brazil, contributed positively to performance. Our belief that the Brazilian market would continue to re-rate over the medium term given compelling valuations and investor confidence in the strength of the country's economy was validated. Notable performers included mid cap domestic stocks such as Lojas Renner SA (clothing retail) and Gol-Linhas Aereas Intelegentes SA (airlines), as well as large cap names such as energy giant Petrobras. Brazil continues to be the largest overweight in the Fund.

Oil prices remained firm throughout the period, a trend that began in the aftermath of Hurricane Katrina in August 2005 and continued as a result of ongoing instability in the Middle East. This was especially reflected in the strong performance of Russian energy companies, including OAO Gazprom, in which the Fund held an overweight position. Russia as a whole saw triple-digit returns over the year, and strong stock selection enabled the Fund to take advantage of this growth.

Results from the Asia-Pacific region were more mixed. The Fund's investments in infrastructure and capital expenditure-related mid cap stocks paid off handsomely in India, despite their sharp falls toward the end of the period. We benefited from particularly strong performance on the part of Bharat Heavy Electricals and Jaiprakash Associates. The Fund also benefited from its overweight position in Indonesia, primarily through the holding of Perusahaan Gas Negara. We remained underweight in the north Asian markets (especially Taiwan and China) for most of the period, providing the funding needed for overweight positions elsewhere. This asset allocation decision proved advantageous; however, our holdings in Taiwanese technology shares were a drag on performance. Strong returns from South Korean financials and construction stocks were offset by reverses in telecommunications and consumer stocks.


What changes were made to the portfolio during the period?

During the course of the fiscal year, we significantly reduced the Fund's exposure to the Asia-Pacific region. More specifically, we moved to an underweight position in Taiwan, reflecting concerns regarding the country's technology sector. Exposure to Malaysia also steadily decreased throughout the period. These allocation decisions funded our position in India, which was overweight for most of the year, and our overweight in Thailand, one of the cheapest markets in Asia.

We reorganized our Europe, Middle East and Africa (EMEA) exposure by taking profits in South Africa and Israel, where stocks had performed well. We also completely exited Poland, and finished the year with a much smaller exposure to the Czech Republic. These reductions were balanced by additions to our holdings in Russia, where the strength of the energy industry combined with reduced political risks to create an attractive market.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



In Brazil, we added to the Fund's overweight position throughout the year, shifting the focus from telecommunications to consumer stocks. In addition, we exited the Chilean market, selling our holdings of Lan Chile, the national airline, and Inversiones Aguas, a water utility. In Mexico, the Fund's exposure to the consumer staples sector was increased by an investment in brewery Fomento Economico Mexicano.

From a sector perspective, we moved away from telecommunications and technology stocks during the year. We added to the energy sector, however, as we believe that emerging markets oil stocks are attractive given a supportive global oil market.


How would you characterize the Fund's position at the close of the period?

We remain heavily overweight in Brazil, where a combination of economic strength, declining interest rate risk premiums and compelling valuations make for a highly attractive backdrop for equity markets despite the recent volatility. We also continue to be positive on Russia, which is a major beneficiary of high energy prices. In Asia, our focus is mainly on domestic stocks, especially in South Korea and Thailand, which are the cheapest markets in the region. We have become more cautious about India, which still has significant economic positives but looks quite vulnerable to further withdrawals of liquidity.

These positions are currently funded by a significant underweight position in Taiwan, especially in the technology sector, which continues to struggle with an uncertain final demand outlook. We are also underweight in Malaysia, Israel and Central Europe.

Most macroeconomic data within the developing markets remains broadly supportive, with exports holding up well and domestic demand in good shape. Liquidity flows, however, have become much more uncertain as risk aversion appears to have risen. The significant sell-off we have seen in the asset class has brought valuations in many markets back to very attractive levels, which is supportive of a medium-term recovery in share prices. Still, in the short term it is difficult to tell whether this will be sufficient to tempt investors back into the asset class.

Our focus continues to be on those markets where valuations are most attractive, especially Brazil, Russia and Thailand, and markets where we see the most visible and sustainable earnings growth. We generally prefer domestic demand themes versus global cyclicals. Within the latter group, we prefer basic commodities over manufacturers, particularly technology companies, which are facing downward price pressures. After a number of strong years in global equities, we believe there is likely to be an increasing focus on earnings quality and sustainability of returns, which is likely to favor higher-quality franchises.


Nicholas Moakes
Vice President and Portfolio Manager


July 13, 2006



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                   6-Month        12-Month       10-Year
As of June 30, 2006                                              Total Return   Total Return   Total Return
Merrill Lynch Developing Capital Markets Fund Class A Shares*       +5.48%         +36.46%        +72.96%
Merrill Lynch Developing Capital Markets Fund Class B Shares*       +5.09          +35.42         +62.18
Merrill Lynch Developing Capital Markets Fund Class C Shares*       +5.06          +35.45         +59.51
Merrill Lynch Developing Capital Markets Fund Class I Shares*       +5.65          +36.80         +77.38
Morgan Stanley Capital International Emerging Markets Index**       +7.33          +35.91         +90.50

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend date.

** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe,
   Asia and the Far East.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class A Shares*

Date                                      Value

June 1996                               $ 9,475.00
June 1997                               $11,114.00
June 1998                               $ 7,098.00
June 1999                               $ 8,110.00
June 2000                               $ 9,395.00
June 2001                               $ 7,108.00
June 2002                               $ 6,998.00
June 2003                               $ 7,053.00
June 2004                               $ 9,078.00
June 2005                               $12,010.00
June 2006                               $16,388.00


ML Developing Capital Markets Fund, Inc.++
Class B Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $11,639.00
June 1998                               $ 7,370.00
June 1999                               $ 8,355.00
June 2000                               $ 9,597.00
June 2001                               $ 7,207.00
June 2002                               $ 7,041.00
June 2003                               $ 7,034.00
June 2004                               $ 8,984.00
June 2005                               $11,885.00
June 2006                               $16,218.00


ML Developing Capital Markets Fund, Inc.++
Class C Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $11,637.00
June 1998                               $ 7,368.00
June 1999                               $ 8,356.00
June 2000                               $ 9,595.00
June 2001                               $ 7,204.00
June 2002                               $ 7,037.00
June 2003                               $ 7,030.00
June 2004                               $ 8,972.00
June 2005                               $11,777.00
June 2006                               $15,951.00


ML Developing Capital Markets Fund, Inc.++
Class I Shares*

Date                                      Value

June 1996                               $10,000.00
June 1997                               $11,766.00
June 1998                               $ 7,530.00
June 1999                               $ 8,629.00
June 2000                               $10,009.00
June 2001                               $ 7,598.00
June 2002                               $ 7,503.00
June 2003                               $ 7,569.00
June 2004                               $ 9,772.00
June 2005                               $12,966.00
June 2006                               $17,738.00


Morgan Stanley Capital International Emerging Markets Index++++

Date                                      Value

June 1996                               $10,000.00
June 1997                               $11,282.00
June 1998                               $ 6,873.00
June 1999                               $ 8,846.00
June 2000                               $ 9,684.00
June 2001                               $ 7,183.00
June 2002                               $ 7,277.00
June 2003                               $ 7,783.00
June 2004                               $10,392.00
June 2005                               $14,017.00
June 2006                               $19,050.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

     Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                    +36.46%           +29.29%
Five Years Ended 6/30/06                  +18.18            +16.92
Ten Years Ended 6/30/06                   + 5.63            + 5.06



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                    +35.42%           +31.42%
Five Years Ended 6/30/06                  +17.23            +17.02
Ten Years Ended 6/30/06                   + 4.95            + 4.95



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                    +35.45%           +34.45%
Five Years Ended 6/30/06                  +17.23            +17.23
Ten Years Ended 6/30/06                   + 4.78            + 4.78


Class I Shares                                              Return

One Year Ended 6/30/06                                      +36.80%
Five Years Ended 6/30/06                                    +18.48
Ten Years Ended 6/30/06                                     + 5.90


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    January 1, 2006 to
                                                              January 1,          June 30,           June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,054.80            $ 8.81
Class B                                                         $1,000           $1,050.90            $12.73
Class C                                                         $1,000           $1,050.90            $12.73
Class I                                                         $1,000           $1,056.50            $ 7.54

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,016.32            $ 8.65
Class B                                                         $1,000           $1,012.48            $12.49
Class C                                                         $1,000           $1,012.48            $12.49
Class I                                                         $1,000           $1,017.57            $ 7.39

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.72% for Class A, 2.49% for Class B, 2.49% for Class C and 1.47% for Class I ), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Consolidated Schedule of Investments                          (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held             Value

Africa

South Africa--8.1%

       Commercial Banks--0.5%

       ABSA Group Ltd.                                 78,494    $    1,103,929

       Food & Staples Retailing--1.5%

       Mvelaphanda Group Ltd.                       3,386,045         3,608,363

       Media--1.0%

       Naspers Ltd.                                   131,300         2,243,703

       Metals & Mining--1.8%

       AngloGold Ashanti Ltd.                          34,350         1,709,806
       Gold Fields Ltd. (a)                           114,900         2,631,210
                                                                 --------------
                                                                      4,341,016

       Oil, Gas & Consumable Fuels--2.1%

       Sasol Ltd.                                     131,850         5,084,131

       Specialty Retail--1.2%

       JD Group                                       127,160         1,183,564
       Lewis Group Ltd.                               271,697         1,760,073
                                                                 --------------
                                                                      2,943,637

       Total Common Stocks in Africa--8.1%                           19,324,779


Europe

Czech Republic--0.1%

       Pharmaceuticals--0.1%

       Zentiva NV                                       4,110           195,622

       Total Common Stocks in the Czech Republic                        195,622


Russia--11.4%

       Diversified Telecommunication
       Services--1.3%

       AFK Sistema (a)(c)                             187,000         3,179,000

       Electric Utilities--0.5%

       Unified Energy System (a)                       16,800         1,160,880

       Metals & Mining--1.8%

       MMC Norilsk Nickel (a)                          18,753         2,437,890
       Norilsk Nickel Polyus Gold Participation
         Certificates (a)                              44,170         1,899,310
                                                                 --------------
                                                                      4,337,200

       Oil, Gas & Consumable Fuels--7.8%

       OAO Gazprom (a)                                316,105        13,228,994
       Surgutneftegaz (a)                              11,330           838,420
       Surgutneftegaz (Preferred Shares) (a)           40,868         4,291,140
                                                                 --------------
                                                                     18,358,554

       Total Common Stocks in Russia                                 27,035,634


Turkey--1.7%

       Commercial Banks--1.0%

       Denizbank AS (c)                               262,981         2,317,743

       Household Durables--0.1%

       Arcelik                                         46,134           262,835

       Industrial Conglomerates--0.6%

       Enka Insaat Ve Sanayi AS                       203,864         1,488,714

       Metals & Mining--0.0%

       Eregli Demir ve Celik Fabrikalari TAS           20,794            98,832

       Total Common Stocks in Turkey                                  4,168,124

       Total Common Stocks in Europe--13.2%                          31,399,380



                                                       Shares
       Industry       Common Stocks                      Held             Value

Latin America

Brazil--17.8%

       Airlines--1.3%

       Gol--Linhas Aereas Inteligentes SA (a)          87,600    $    3,109,800

       Beverages--1.1%

       Cia de Bebidas das Americas
         (Preference Shares) (a)                       61,800         2,549,250

       Building Products--0.4%

       Duratex SA (Preference Shares)                  98,201           884,342

       Commercial Banks--1.4%

       Banco Bradesco SA (a)                          103,888         3,229,878

       Electric Utilities--0.6%

       EDP--Energias do Brasil SA                     111,404         1,389,815

       Household Durables--0.9%

       Cyrela Brazil Realty SA                        129,435         2,144,043

       Independent Power Producers
       & Energy Traders--1.2%

       Tractebel Energia SA                           373,620         2,969,280

       Media--0.6%

       Vivax SA (c)                                   106,900         1,513,912

       Metals & Mining--1.7%

       Companhia Valedo Rio Doce
         (Preference 'A' Shares) (a)                  129,112         2,657,125
       Usinas Siderurgicas de Minas Gerais SA
         (Preference 'A' Shares)                       41,280         1,481,064
                                                                 --------------
                                                                      4,138,189

       Multiline Retail--2.0%

       Lojas Americanas SA
         (Preference Shares)                       60,990,000         2,198,092
       Lojas Renner SA                                 47,276         2,543,740
                                                                 --------------
                                                                      4,741,832

       Oil, Gas & Consumable Fuels--5.6%

       Petroleo Brasileiro SA (a)                     165,939        13,248,570

       Road & Rail--1.0%

       All America Latina Logistica SA                 36,404         2,470,947

       Total Common Stocks in Brazil                                 42,389,858


Mexico--6.7%

       Beverages--1.0%

       Fomento Economico Mexicano,
         SA de CV (a)                                  30,104         2,520,307

       Construction & Engineering--0.8%

       Empresas ICA Sociedad Controladora,
         SA de CV (c)                                 674,904         1,913,324

       Food & Staples Retailing--0.8%

       Wal-Mart de Mexico, SA de CV                   673,628         1,891,803

       Household Durables--2.1%

       Corporacion GEO, SA de CV Series B (c)       1,475,016         4,910,774

       Transportation Infrastructure--0.9%

       Grupo Aeroportuario del Pacifico,
         SA de CV (a)                                  68,072         2,168,093

       Wireless Telecommunication
       Services--1.1%

       America Movil, SA de CV (a)                     76,523         2,545,155

       Total Common Stocks in Mexico                                 15,949,456

       Total Common Stocks in Latin America--24.5%                   58,339,314



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Consolidated Schedule of Investments (continued)              (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held             Value

Middle East

Egypt--2.3%

       Commercial Banks--1.1%

       Commercial International Bank                   54,000    $      551,447
       Commercial International Bank (a)              200,890         2,059,163
                                                                 --------------
                                                                      2,610,610

       Wireless Telecommunication
       Services--1.2%

       Vodafone Egypt Telecommunications
         Co. SAE                                      211,780         3,017,175

       Total Common Stocks in Egypt                                   5,627,785


Israel--1.3%

       Chemicals--0.8%

       Makhteshim-Agan Industries Ltd.                377,800         2,000,220

       Pharmaceuticals--0.5%

       Teva Pharmaceutical Industries Ltd. (a)         35,242         1,113,295

       Total Common Stocks in Israel                                  3,113,515


Oman--0.8%

       Commercial Banks--0.8%

       Bank Muscat SAOG (a)                           187,330         1,873,300

       Total Common Stocks in Oman                                    1,873,300

       Total Common Stocks in the
       Middle East--4.4%                                             10,614,600


Pacific Basin/Asia

China--6.0%

       Chemicals--0.6%

       Bio-Treat Technology Ltd.                    2,128,100         1,439,951

       Food Products--0.7%

       People's Food Holdings Ltd.                  2,557,500         1,681,980

       Independent Power Producers
       & Energy Traders--1.2%

       Huadian Power International Co.             10,230,000         2,897,644

       Oil, Gas & Consumable
       Fuels--3.5%

       CNOOC Ltd.                                   5,213,500         4,161,671
       China Shenhua Energy Co. Ltd.
         Class H                                    2,206,600         4,076,826
                                                                 --------------
                                                                      8,238,497

       Total Common Stocks in China                                  14,258,072


India--1.2%

       Auto Components--0.8%

       Ashok Leyland Ltd.                           2,339,406         1,900,386

       Chemicals--0.0%

       Reliance Industries Ltd.
         (Compulsory Demat Shares)                        110             2,532

       Commercial Banks--0.0%

       State Bank of India Ltd.                           200             3,161

       Construction & Engineering--0.4%

       Nagarjuna Construction Co. Ltd. (a)(c)         156,464           867,796



                                                       Shares
       Industry       Common Stocks                      Held             Value

Pacific Basin/Asia (continued)

       Consumer Finance--0.0%

       Reliance Capital Ventures Ltd. (c)                 110     $          58

       Electric Utilities--0.0%

       Reliance Energy Ventures Ltd. (c)                  110                81

       Gas Utilities--0.0%

       Reliance Natural Resources Ltd. (c)                110                48

       Wireless Telecommunication
       Services--0.0%

       Reliance Communication Ventures Ltd. (c)           110               595

       Total Common Stocks in India                                   2,774,657


Indonesia--2.2%

       Commercial Banks--0.9%

       Bank Danamon Indonesia Tbk PT                4,806,500         2,062,597

       Gas Utilities--1.3%

       Perusahaan Gas Negara Tbk PT                 2,538,500         3,083,032

       Total Common Stocks in Indonesia                               5,145,629


Malaysia--0.2%

       Electric Utilities--0.2%

       Tenaga Nasional BHD                            237,300           594,138

       Total Common Stocks in Malaysia                                  594,138


Philippines--1.2%

       Diversified Financial Services--1.2%

       Ayala Corp.                                    405,200         2,821,966

       Total Common Stocks in the Philippines                         2,821,966


South Korea--16.6%

       Building Products--0.9%

       KCC Corp.                                        8,539         2,070,170

       Capital Markets--1.7%

       Daishin Securities Co. Ltd.                    224,970         4,114,293

       Commercial Banks--5.8%

       Industrial Bank of Korea                       143,170         2,414,589
       Kookmin Bank                                   137,451        11,300,915
                                                                 --------------
                                                                     13,715,504

       Construction & Engineering--2.6%

       GS Engineering & Construction Corp.             86,100         5,572,404
       Joongang Construction Co. Ltd.                  22,120           335,752
       Korea Development Corp.                         17,720           370,762
                                                                 --------------
                                                                      6,278,918

       Metals & Mining--1.0%

       POSCO                                            8,800         2,360,704

       Oil, Gas & Consumable Fuels--1.1%

       SK Corp.                                        41,300         2,655,529

       Semiconductors &
       Semiconductor Equipment--3.5%

       Hynix Semiconductor Inc. (c)                    73,800         2,392,063

       Samsung Electronics Co., Ltd.                    9,373         5,957,541
                                                                 --------------
                                                                      8,349,604

       Total Common Stocks in South Korea                            39,544,722



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Consolidated Schedule of Investments (concluded)              (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held             Value

Pacific Basin/Asia (concluded)

Taiwan--6.9%

       Communications Equipment--0.7%

       D-Link Corp.                                 1,573,334    $    1,715,375

       Computers & Peripherals--3.0%

       Asustek Computer, Inc.                         818,000         2,008,555
       LITE-ON IT Corp.                             1,844,553         2,156,356
       Lite-On Technology Corp.                     2,037,899         3,018,107
                                                                 --------------
                                                                      7,183,018

       Insurance--2.0%

       Shin Kong Financial Holding
         Co. Ltd.                                   4,229,000         4,649,980

       Semiconductors & Semiconductor
       Equipment--1.2%

       Pro Mos Technologies Inc. (c)                7,883,252         2,860,926

       Total Common Stocks in
       Taiwan                                                        16,409,299


Thailand--4.6%

       Commercial Banks--2.4%

       Bangkok Bank PCL Foreign Shares                890,090         2,472,797
       Bank of Ayudhya PCL                          7,047,100         3,195,252
                                                                 --------------
                                                                      5,668,049

       Diversified Telecommunication
       Services--1.0%

       True Corp. PCL--Foreign (c)                 11,531,700         2,538,757

       Wireless Telecommunication
       Services--1.2%

       Advanced Info Service PCL
         Foreign Shares                             1,202,000         2,835,277

       Total Common Stocks in
       Thailand                                                      11,042,083

       Total Common Stocks in the
       Pacific Basin/Asia--38.9%                                     92,590,566

       Total Common Stocks
       (Cost--$186,311,953)--89.1%                                  212,268,639



                                                       Shares
       Industry       Structured Notes                   Held             Value

Pacific Basin/Asia

India--4.5%

       Capital Markets--3.2%

       Deutsche Bank AG (Amtek Auto Ltd.),
         due 8/12/2008                                394,000    $    2,531,805
       Deutsche Bank AG (Nagarjuna
       Construction Co. Ltd.),
         due 1/03/2008                                229,544         1,273,120
       Deutsche Bank AG (Voltas Ltd.),
         due 11/26/2007                                63,209         1,064,079
       Morgan Stanley
         (Bharti Tele-Ventures Ltd.),
         due 8/10/2007                                319,000         2,564,473
       UBS AG Zero-Coupon Equity-Linked
         Note (KEC International Ltd.),
         due 1/05/2009                                 42,731           243,139
                                                                 --------------
                                                                      7,676,616

       Diversified Financial Services--1.3%

       Citigroup Global Markets Holdings, Inc.
         (JSW Steel Ltd.), due 1/20/2010              221,000         1,323,790
       Citigroup Global Markets Holdings, Inc.
         (Pantaloon Retail India Ltd.),
         due 1/19/2009                                 58,490         1,700,304
                                                                 --------------
                                                                      3,024,094

       Total Structured Notes
       (Cost--$12,888,417)--4.5%                                     10,700,710



                                                   Beneficial
       Short-Term Securities                         Interest

       Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I,
         4.78% (b)(d)                           USD20,318,402        20,318,402

       Total Short-Term Securities
       (Cost--$20,318,402)--8.5%                                     20,318,402

Total Investments (Cost--$219,518,772*)--102.1%                     243,287,751
Liabilities in Excess of Other Assets--(2.1%)                       (5,131,871)
                                                                 --------------
Net Assets--100.0%                                               $  238,155,880
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   219,731,575
                                                    ===============
    Gross unrealized appreciation                   $    36,454,348
    Gross unrealized depreciation                      (12,898,172)
                                                    ---------------
    Net unrealized appreciation                     $    23,556,176
                                                    ===============


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ 16,405,440     $ 98,515


(c) Non-income producing security.

(d) Represents the current yield as of 6/30/2006.

  o For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Forward foreign exchange contracts as of June 30, 2006 were as follows:


    Foreign Currency                           Settlement         Unrealized
    Sold                                          Date           Depreciation

    ZAR  9,912,897                             July 2006          $  (7,506)
                                                                  ----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$1,381,789)                   $  (7,506)
                                                                  ==========

  o Currency Abbreviations:

    USD    U.S. Dollar
    ZAR    South African Rand

    See Notes to Consolidated Financial Statements.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Consolidated Statement of Assets and Liabilities

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$199,200,370)                           $   222,969,349
       Investments in affiliated securities, at value (identified cost--$20,318,402)                                   20,318,402
       Foreign cash (cost--$1,084,729)                                                                                  1,075,781
       Cash                                                                                                                    26
       Receivables:
           Securities sold                                                                     $     7,043,652
           Dividends                                                                                   886,565
           Capital shares sold                                                                          54,773          7,984,990
                                                                                               ---------------
       Prepaid expenses                                                                                                    40,093
                                                                                                                  ---------------
       Total assets                                                                                                   252,388,641
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward foreign exchange contracts                                                        7,506
       Payables:
           Securities purchased                                                                     13,371,386
           Capital shares redeemed                                                                     391,796
           Investment adviser                                                                          177,008
           Distributor                                                                                  58,257
           Other affiliates                                                                             34,825         14,033,272
                                                                                               ---------------
       Accrued expenses                                                                                                   191,983
                                                                                                                  ---------------
       Total liabilities                                                                                               14,232,761
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   238,155,880
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       516,533
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       77,985
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      112,093
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      306,193
       Paid-in capital in excess of par                                                                               190,947,299
       Accumulated distributions in excess of investment income--net                           $   (2,250,215)
       Undistributed realized capital gains--net                                                    24,720,489
       Unrealized appreciation--net                                                                 23,725,503
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 46,195,777
                                                                                                                  ---------------
       Net Assets                                                                                                 $   238,155,880
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $122,330,514 and 5,165,332 shares outstanding                              $         23.68
                                                                                                                  ===============
       Class B--Based on net assets of $17,237,872 and 779,846 shares outstanding                                 $         22.10
                                                                                                                  ===============
       Class C--Based on net assets of $24,673,779 and 1,120,929 shares outstanding                               $         22.01
                                                                                                                  ===============
       Class I--Based on net assets of $73,913,715 and 3,061,929 shares outstanding                               $         24.14
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Consolidated Statement of Operations

For the Year Ended June 30, 2006
Investment Income

       Dividends (net of $771,419 foreign withholding tax)                                                        $     5,813,123
       Interest from affiliates                                                                                            98,515
                                                                                                                  ---------------
       Total income                                                                                                     5,911,638
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,375,780
       Custodian fees                                                                                  335,597
       Account maintenance fees--Class A                                                               291,983
       Account maintenance and distribution fees--Class B                                              225,524
       Account maintenance and distribution fees--Class C                                              224,473
       Transfer agent fees--Class I                                                                    206,268
       Accounting services                                                                             136,277
       Transfer agent fees--Class A                                                                    134,089
       Professional fees                                                                                72,144
       Printing and shareholder reports                                                                 60,269
       Registration fees                                                                                59,988
       Transfer agent fees--Class B                                                                     46,752
       Transfer agent fees--Class C                                                                     45,772
       Directors' fees and expenses                                                                     44,773
       Pricing fees                                                                                      6,832
       Other                                                                                            43,105
                                                                                               ---------------
       Total expenses                                                                                                   4,309,626
                                                                                                                  ---------------
       Investment income--net                                                                                           1,602,012
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)_-Net

       Realized gain (loss) on:
           Investments--net (including $31,348 of foreign capital gain tax)                         69,133,926
           Foreign currency transactions--net                                                        (633,483)         68,500,443
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $12,640 deferred foreign capital gain tax credit)             (792,199)
           Foreign currency transactions--net                                                         (27,648)          (819,847)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         67,680,596
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    69,282,608
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Consolidated Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $     1,602,012    $     1,609,485
       Realized gain--net                                                                           68,500,443         29,087,784
       Change in unrealized appreciation/depreciation--net                                           (819,847)         22,512,047
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         69,282,608         53,209,316
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
       Class A                                                                                       (327,908)                 --
       Class I                                                                                       (368,168)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                           (696,076)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (25,032,729)       (46,837,155)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   3,692              7,146
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 43,557,495          6,379,307
       Beginning of year                                                                           194,598,385        188,219,078
                                                                                               ---------------    ---------------
       End of year*                                                                            $   238,155,880    $   194,598,385
                                                                                               ===============    ===============
           * Undistributed (Accumulated distribution in excess of) investment income--net      $   (2,250,215)    $       421,898
                                                                                               ===============    ===============

             See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Consolidated Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                          $    17.41 $  13.16 $  10.27  $  10.19 $  10.35   $  16.32  $  12.44  $  9.74   $  9.75  $  9.98
                                 -----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**         .17      .15      .02       .01    (.06)       --++       .02    (.08)     (.09)    (.14)
Realized and unrealized gain
(loss)--net                         6.16+++  4.10+++     2.92       .07    (.10)    5.78+++   3.86+++     2.78       .08    (.09)
                                 -----------------------------------------------   ----------------------------------------------
Total from investment operations       6.33     4.25     2.94       .08    (.16)       5.78      3.88     2.70     (.01)    (.23)
                                 -----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                           (.06)       --    (.05)        --       --         --        --       --        --       --
                                 -----------------------------------------------   ----------------------------------------------
Net asset value, end of year     $    23.68 $  17.41 $  13.16  $  10.27 $  10.19   $  22.10  $  16.32 $  12.44  $   9.74 $   9.75
                                 ===============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            36.46%   32.29%   28.71%      .79%  (1.55%)     35.42%    31.19%   27.72%    (.10%)  (2.30%)
                                 ===============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses               1.75%    1.85%    2.12%     2.40%    2.44%      2.53%     2.65%    2.93%     3.25%    3.25%
                                 ===============================================   ==============================================
Expenses, net of waiver               1.75%    1.85%    2.25%     2.40%    2.44%      2.53%     2.65%    3.06%     3.25%    3.25%
                                 ===============================================   ==============================================
Expenses                              1.75%    1.88%    2.25%     2.40%    2.44%      2.53%     2.68%    3.06%     3.25%    3.25%
                                 ===============================================   ==============================================
Investment income (loss)--net          .74%     .94%     .17%      .07%   (.61%)     (.02%)      .11%   (.66%)    (.98%)  (1.45%)
                                 ===============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                   $  122,331 $ 91,292 $ 79,383  $ 12,353 $ 11,460   $ 17,238  $ 24,333 $ 30,102  $ 15,106 $ 25,714
                                 ===============================================   ==============================================
Portfolio turnover                  120.98%  110.07%  182.51%    77.68%  114.72%    120.98%   110.07%  182.51%    77.68%  114.72%
                                 ===============================================   ==============================================

    * Total investment returns exclude the effect of sales charges.

   ** Based on average shares outstanding.

   ++ Amount is less than ($.01) per share.

  +++ Includes a redemption fee, which is less than $.01 per share.

      See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Consolidated Financial Highlights (concluded)

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   16.25 $  12.38 $   9.70  $   9.71 $   9.94   $  17.74  $  13.37 $  10.42  $  10.33 $  10.46
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**       (.01)      .02    (.07)     (.07)    (.14)        .22       .18      .06       .02    (.04)
Realized and unrealized gain
(loss)--net                          5.77++   3.85++     2.75       .06    (.09)     6.28++    4.19++     2.96       .07    (.09)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       5.76     3.87     2.68     (.01)    (.23)       6.50      4.37     3.02       .09    (.13)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                              --       --       --        --       --      (.10)        --    (.07)        --       --
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   22.01 $  16.25 $  12.38  $   9.70 $   9.71   $  24.14  $  17.74 $  13.37  $  10.42 $  10.33
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            35.45%   31.26%   27.63%    (.10%)  (2.31%)     36.80%    32.69%   29.11%      .87%  (1.24%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses               2.52%    2.65%    2.93%     3.24%    3.26%      1.50%     1.60%    1.88%     2.15%    2.18%
                                  ==============================================   ==============================================
Expenses, net of waiver               2.52%    2.65%    3.07%     3.24%    3.26%      1.50%     1.60%    2.02%     2.15%    2.18%
                                  ==============================================   ==============================================
Expenses                              2.52%    2.68%    3.07%     3.24%    3.26%      1.50%     1.63%    2.02%     2.15%    2.18%
                                  ==============================================   ==============================================
Investment income (loss)--net        (.05%)     .16%   (.62%)    (.84%)  (1.46%)       .99%     1.18%     .43%      .24%   (.37%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  24,674 $ 15,956 $ 14,903  $  4,946 $  5,938   $ 73,914  $ 63,018 $ 63,831  $ 28,786 $ 34,894
                                  ==============================================   ==============================================
Portfolio turnover                  120.98%  110.07%  182.51%    77.68%  114.72%    120.98%   110.07%  182.51%    77.68%  114.72%
                                  ==============================================   ==============================================

    * Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
      Class I Shares are no longer subject to any front-end sales charge.

   ** Based on average shares outstanding.

   ++ Includes a redemption fee, which is less than $.01 per share.

      See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Notes to Consolidated Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,591,608 has been reclassified between undistributed net investment income and undistributed net realized capital gains and $13,559 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to the character of losses on the disposition of certain securities, foreign currency transaction gains/losses, foreign taxes paid, and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There was no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Notes to Consolidated Financial Statements (continued)


For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 4,104           $ 49,849
Class I                                      $   188           $  2,453



For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $9,145 and $6,213 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

In addition, MLPF&S received $7,473 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund reimbursed MLIM $5,174 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $282,415,609 and $315,823,656, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $25,032,729 and $46,837,155 for the years ended June 30, 2006 and June 30,
2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  521,651    $    11,777,893
Automatic conversion of shares               494,226         10,796,688
Shares issued in reinvestment of
   dividends                                  13,527            258,631
                                     ---------------    ---------------
Total issued                               1,029,404         22,833,212
Shares redeemed                          (1,108,417)       (24,961,191)
                                     ---------------    ---------------
Net decrease                                (79,013)    $   (2,127,979)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  319,512    $     5,123,312
Automatic conversion of shares               428,810          6,675,398
                                     ---------------    ---------------
Total issued                                 748,322         11,798,710
Shares redeemed                          (1,535,542)       (23,700,686)
                                     ---------------    ---------------
Net decrease                               (787,220)    $  (11,901,976)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  176,556    $     3,720,825
                                     ---------------    ---------------
Automatic conversion of shares             (527,588)       (10,796,688)
Shares redeemed                            (360,000)        (7,347,112)
                                     ---------------    ---------------
Total redeemed                             (887,588)       (18,143,800)
                                     ---------------    ---------------
Net decrease                               (711,032)    $  (14,422,975)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  141,966    $     2,114,601
                                     ---------------    ---------------
Automatic conversion of shares             (455,567)        (6,675,398)
Shares redeemed                            (615,817)        (8,836,600)
                                     ---------------    ---------------
Total redeemed                           (1,071,384)       (15,511,998)
                                     ---------------    ---------------
Net decrease                               (929,418)    $  (13,397,397)
                                     ===============    ===============



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Notes to Consolidated Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  414,230    $     8,921,211
Shares redeemed                            (275,076)        (5,887,762)
                                     ---------------    ---------------
Net increase                                 139,154    $     3,033,449
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  168,366    $     2,643,312
Shares redeemed                            (389,951)        (5,585,830)
                                     ---------------    ---------------
Net decrease                               (221,585)    $   (2,942,518)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  331,964    $     7,612,086
Shares issued in reinvestment of
   dividends                                  14,968            291,127
                                     ---------------    ---------------
Total issued                                 346,932          7,903,213
Shares redeemed                            (838,249)       (19,418,437)
                                     ---------------    ---------------
Net decrease                               (491,317)    $  (11,515,224)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  295,437    $     4,761,988
Shares redeemed                          (1,514,878)       (23,357,252)
                                     ---------------    ---------------
Net decrease                             (1,219,441)    $  (18,595,264)
                                     ===============    ===============



The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2006.


6. Commitments:
At June 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $4,961,000 and $2,292,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005
Distributions paid from:
   Ordinary income                   $       696,076                 --
                                     ---------------    ---------------
Total taxable distributions          $       696,076                 --
                                     ===============    ===============


As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $     9,814,810
Undistributed long-term capital gains--net               34,170,644
                                                    ---------------
Total undistributed earnings--net                        43,985,454
Capital loss carryforward                             (18,091,400)*
Unrealized gains--net                                  20,301,723**
                                                    ---------------
Total accumulated earnings--net                     $    46,195,777
                                                    ===============

 * On June 30, 2006, the Fund had a capital loss carryforward of $18,091,400, of which $3,618,280 expires in 2007, $10,854,840 expires in 2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and other book/tax temporary differences.




MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2006, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Developing Capital Markets Fund, Inc. during the fiscal year ended June 30, 2006:


Record Date                                         August 10, 2005
Payable Date                                        August 16, 2005

Qualified Dividend Income for Individuals                     100%*
Foreign Source Income                                         100%*
Foreign Taxes Paid Per Share                              $.081485

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill
Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006



Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Officers and Directors
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to    President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011         and            present    2005; President and Chief Investment Officer of  178 Portfolios
Princeton,            Director                  MLIM and FAM since 2001; Co-Head (Americas
NJ 08543-9011                                   Region) thereof from 2000 to 2001 and Senior
Age: 51                                         Vice President from 1999 to 2001; President and
                                                Director of Princeton Services, Inc. ("Princeton
                                                Services") since 2001; President of Princeton
                                                Administrators, L.P. ("Princeton Administrators")
                                                since 2001; Chief Investment Officer of
                                                OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Officers and Directors (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**    Director       2000 to    Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present    Business, State University of New York at        51 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 65                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery Director       2000 to    Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present    Associate Professor, J.L. Kellogg Graduate       51 Portfolios  Rubbermaid, Inc.
Princeton,                                      School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                   from 1985 to 1989; Associate Professor, Graduate
Age: 53                                         School of Business Administration, University of
                                                Michigan from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid       Director       2004 to    Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       51 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                         (investment adviser/broker-dealer) from 1997 to
                                                2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                from 1994 to 2000; Director and Secretary of
                                                SCB, Inc. since 1998; Director and Secretary
                                                of SCB Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director       2000 to    President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present    2001; Foreign Service Officer, United States     51 Portfolios
Princeton,                                      Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                   Minister from 1989 to 1995; Deputy Inspector
Age: 70                                         General, U.S. Department of State, from 1991
                                                to 1994; U.S. Ambassador to the Hashemite
                                                Kingdom of Jordan from 1987 to 1990.


Richard R. West       Director       1989 to    Professor of Finance from 1984 to 1995,          49 Funds       Bowne & Co.,
P.O. Box 9095                        present    Dean from 1984 to 1993 and since 1995            51 Portfolios  Inc. (financial
Princeton,                                      Dean Emeritus of New York University's Leonard                  printers);
NJ 08543-9095                                   N. Stern School of Business Administration.                     Vornado Realty
Age: 68                                                                                                         Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


Edward D. Zinbarg     Director       1994 to    Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present    Executive Vice President of the Prudential       51 Portfolios
Princeton,                                      Insurance Company of America from 1988 to
NJ 08543-9095                                   1994; Former Director of Prudential Reinsurance
Age: 71                                         Company and former Trustee of the Prudential
                                                Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1993 to    Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011         President      present    First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
Princeton,            and            and        Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
NJ 08543-9011         Treasurer      1999 to    of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
Age: 46                              present    President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                                1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Nicholas D. Moakes    Vice           2003 to    Director of Merrill Lynch Asset Management Limited (MLAM) UK since 2001;
P.O. Box 9011         President      present    Director of Merrill Lynch Investment Managers Limited and Team Leader of the
Princeton,                                      Developing Capital Markets Team since 1997; Head of Asian Research at NatWest
NJ 08543-9011                                   Securities Asia from 1995 to 1997.
Age: 42


Jeffrey Hiller        Chief          2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011         Compliance     present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,            Officer                   Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Securities and Exchange Commission's Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM,
Princeton,                                      FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.               JUNE 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $37,700
                                    Fiscal Year Ending June 30, 2005 - $43,300

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $13,700

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2006 - $2,909,800
               Fiscal Year Ending June 30, 2005 - $8,181,305

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 23, 2006